UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2025

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On, and effective as of, December 30, 2025, the Audit Committee (the “Committee”) of the Board of Directors of Janel Corporation (the “Company”) approved the dismissal of Prager Metis CPAs, LLC (“Prager”) as the Company’s independent registered public accounting firm. Also on, and effective as of, December 30, 2025, the Committee approved the engagement of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the Company’s fiscal year 2026 audit.

The audit reports of Prager on the Company’s financial statements as of and for the fiscal years ended September 30, 2025 and September 30, 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2025 and September 30, 2024 and in the subsequent period through December 30, 2025, there were: (i) no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Prager’s satisfaction, would have caused Prager to make reference thereto in its reports; and (ii) no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company provided Prager with a copy of this current report on Form 8-K and requested that Prager furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Prager agreed with the statements made by the Company set forth above. A copy of Prager’s letter, dated January 5, 2026 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended September 30, 2025 and September 30, 2024 neither the Company, nor anyone on behalf of the Company, consulted Baker Tilly regarding: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Prager Metis CPAs, LLC to the Securities and Exchange Commission, dated as of January 5, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: January 5, 2026	By:	/s/ Nathan Shandy
Chief Financial Officer, Treasurer and Secretary